CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K, into the Company's previously filed Registration Statements File No. 333-58135 and 333-43047.



                                                /s/ ARTHUR ANDERSEN

Baltimore, Maryland,
June 27, 2000